Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended March 31, 2016
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
March 31, 2016

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 33 retail properties, of which 29 are operating retail properties and four which are development or redevelopment properties. The 29 operating retail properties have a total of 24.2 million square feet and include 25 shopping malls and four other retail properties. The operating properties are located in 10 states. PREIT is headquartered in Philadelphia, Pennsylvania.
The above property counts do not include two street retail properties in Philadelphia, Pennsylvania because these properties are classified as "held for sale" as of March 31, 2016.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended March 31,		Year Ended December 31,
	2016	2015	2015	2014
TRADING INFORMATION
Common Shares
High Price per share	$21.95	$25.34	$25.34	$24.35
Low Price per share	$16.42	$21.20	$18.65	$16.35
Closing Share Price (at the end of period)	$21.85	$23.23	$21.87	$23.46
Series A Preferred Shares
High Price per share	$26.30	$27.62	$27.62	$27.24
Low Price per share	$25.31	$26.16	$24.23	$25.04
Closing Share Price (at the end of period)	$26.23	$26.50	$25.81	$26.24
Series B Preferred Shares
High Price per share	$26.26	$26.89	$26.89	$26.41
Low Price per share	$24.99	$25.61	$25.09	$23.53
Closing Share Price (at the end of period)	$25.65	$25.79	$25.65	$25.89
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,459	69,116	69,197	68,801
OP Units Outstanding	8,338	8,372	8,338	2,122
Total Common Shares and OP Units Outstanding	77,797	77,488	77,535	70,923
Equity Market Capitalization—Common Shares and OP Units	$1,699,870	$1,800,058	$1,695,693	$1,663,848
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,901,120	$2,001,308	$1,896,943	$1,865,098
DEBT CAPITALIZATION
Secured Debt Balance	$1,454,152	$1,601,723	$1,588,654	$1,598,257
Unsecured Debt Balance (1) (2)	515,000	460,000	465,000	130,000
Debt Capitalization	1,969,152	2,061,723	2,053,654	1,728,257
TOTAL MARKET CAPITALIZATION	$3,870,272	$4,063,031	$3,950,597	$3,593,355
Equity Capitalization/Total Market Capitalization	49.1%	49.3%	48.0%	51.9%
Debt Capitalization/Total Market Capitalization	50.9%	50.7%	52.0%	48.1%
Unsecured Debt Balance/Total Debt	26.2%	22.3%	22.6%	7.5%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(3)	$—	$—	$0.11
Non-Dividend Distributions	(3)	0.21	0.84	0.69
Distributions per common share	$0.21	$0.21	$0.84	$0.80
Annualized Dividend Yield (4)	3.8%	3.6%	3.8%	3.4%
CAPITAL RESOURCES
Cash and Cash Equivalents	$42,191	$48,088	$37,754	$47,721
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(115,000)	(210,000)	(65,000)	—
Letter of Credit	(15,252)	(14,986)	(7,852)	(7,135)
Available Revolving Facility (5)	269,748	175,014	327,148	392,865
Term Loans	400,000	250,000	400,000	250,000
Amount Borrowed	(400,000)	(250,000)	(400,000)	(130,000)
Available Term Loans (5)	—	—	—	120,000
TOTAL	$311,939	$223,102	$364,902	$560,586
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	The unsecured debt balance includes a Revolving Facility balance of $115,000 as of March 31, 2016, $65,000 as of December 31, 2015, and $210,000 as of March 31, 2015.

(2)	The unsecured debt balance includes a Term Loan balance of $400,000 as of March 31, 2016 and December 31, 2015, respectively, $250,000 as of March 31, 2015, and $130,000 as of December 31, 2014.

(3)	Tax status of 2015 dividend payments will be available in January 2016.

(4)	Based on closing share price at the end of the period.

(5)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $400.0 million aggregate Term Loans, is an aggregate of $209.6 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended March 31, 2016 and March 31, 2015
Proportionate Consolidation Method
(in thousands)

	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$66,993	$8,890	$75,883	$64,273	$8,736	$73,009
Expense reimbursements	31,134	4,051	35,185	31,510	4,020	35,530
Percentage rent	451	71	522	524	85	609
Lease termination revenue	235	2	237	441	—	441
Other real estate revenue	2,643	377	3,020	2,035	322	2,357
Total real estate revenue	101,456	13,391	114,847	98,783	13,163	111,946
Other income	516	—	516	1,274	—	1,274
Total revenue	101,972	13,391	115,363	100,057	13,163	113,220
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(34,189)	(3,362)	(37,551)	(33,807)	(3,889)	(37,696)
Utilities	(4,326)	(330)	(4,656)	(5,149)	(498)	(5,647)
Other property operating expenses	(4,596)	(801)	(5,397)	(4,196)	(814)	(5,010)
Total property operating expenses	(43,111)	(4,493)	(47,604)	(43,152)	(5,201)	(48,353)
Depreciation and amortization	(33,735)	(2,434)	(36,169)	(33,189)	(3,212)	(36,401)
General and administrative expenses	(8,586)	—	(8,586)	(8,943)	—	(8,943)
Provision for employee separation expense	(535)	—	(535)	—	—	—
Acquisition costs and other expenses	(51)	—	(51)	(4,451)	(27)	(4,478)
Total operating expenses	(86,018)	(6,927)	(92,945)	(89,735)	(8,440)	(98,175)
Interest expense, net (2)	(19,346)	(2,581)	(21,927)	(20,145)	(2,640)	(22,785)
Impairment of assets	(606)	—	(606)	(6,240)	—	(6,240)
Total expenses	(105,970)	(9,508)	(115,478)	(116,120)	(11,080)	(127,200)
Loss before equity in income of partnerships, gains on sales interests in real estate and gains on non operating real estate	(3,998)	3,883	(115)	(16,063)	2,083	(13,980)
Equity in income of partnerships	3,883	(3,883)	—	2,083	(2,083)	—
Gains on sales of interests in real estate	2,035	—	2,035	—	—	—
Gain on sale of interest in non operating real estate	9	—	9	43	—	43
Net income (loss)	1,929	—	1,929	(13,937)	—	(13,937)
Less: net (income) loss attributed to noncontrolling interest	(208)	—	(208)	429	—	429
Net income (loss) attributable to PREIT	1,721	—	1,721	(13,508)	—	(13,508)
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Net loss attributable to PREIT common shareholders	$(2,241)	$—	$(2,241)	$(17,470)	$—	$(17,470)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $703 and $35 for the quarters ended March 31, 2016 and 2015, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended March 31, 2016			Quarter Ended March 31, 2015
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$62,639	$13,244	$75,883	$61,090	$11,919	$73,009
Expense reimbursements	30,165	5,020	35,185	31,395	4,135	35,530
Percentage rent	398	124	522	486	123	609
Lease termination revenue	171	66	237	346	95	441
Other real estate revenue	2,381	639	3,020	1,826	531	2,357
TOTAL REAL ESTATE REVENUE	95,754	19,093	114,847	95,143	16,803	111,946
Property operating expenses:
CAM and real estate taxes	(30,346)	(7,205)	(37,551)	(31,068)	(6,628)	(37,696)
Utilities	(3,735)	(921)	(4,656)	(4,563)	(1,084)	(5,647)
Other property operating expenses	(3,805)	(1,592)	(5,397)	(3,750)	(1,260)	(5,010)
TOTAL PROPERTY OPERATING EXPENSES	(37,886)	(9,718)	(47,604)	(39,381)	(8,972)	(48,353)
NET OPERATING INCOME	$57,868	$9,375	$67,243	$55,762	$7,831	$63,593

	2016	% change 2015 to 2016	2015
Same Store NOI variance
Same Store NOI (2)	$57,868	3.8%	$55,762
Same Store NOI excluding lease terminations	$57,697	4.1%	$55,416

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 25.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2016	2015
Net income (loss)	$1,929	$(13,937)
Noncontrolling interest	(208)	429
Dividends on preferred shares	(3,962)	(3,962)
Dividends on unvested restricted shares	(84)	(86)
Net loss used to calculate loss per share - basic and diluted	$(2,325)	$(17,556)

Basic and diluted loss per share:	$(0.03)	$(0.26)

Weighted average shares outstanding - basic	68,973	68,566
Weighted average effect of common share equivalents (1)	—	—
Total weighted average shares outstanding - diluted	68,973	68,566

(1)
The Company had net losses used to calculate earnings per share for the quarter ended March 31, 2015. Therefore, the effect of common share equivalents of 298 and 432 for the quarters ended March 31, 2016 and 2015, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended March 31, 2016				Quarter Ended March 31, 2015
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)		Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$101,456	$13,391	$114,847		$98,783	$13,163	$111,946
Property operating expenses	(43,111)	(4,493)	(47,604)		(43,152)	(5,201)	(48,353)
NET OPERATING INCOME	58,345	8,898	67,243		55,631	7,962	63,593
General and administrative expenses	(8,586)	—	(8,586)		(8,943)	—	(8,943)
Provision for employee separation expense	(535)	—	(535)		—	—	—
Other income	516	—	516		1,274	—	1,274
Acquisition costs and other expenses	(51)	—	(51)		(4,451)	(27)	(4,478)
Interest expense, net	(19,346)	(2,581)	(21,927)		(20,145)	(2,640)	(22,785)
Depreciation on non real estate assets	(369)	—	(369)		(378)	—	(378)
Gains on sales of interests in non operating real estate	9	—	9		43	—	43
Preferred share dividends	(3,962)	—	(3,962)		(3,962)	—	(3,962)
Funds from operations attributable to common shareholders and OP Unit holders	26,021	6,317	32,338		19,069	5,295	24,364
Depreciation on real estate assets	(33,366)	(2,434)	(35,800)		(32,811)	(3,212)	(36,023)
Equity in income of partnerships	3,883	(3,883)	—		2,083	(2,083)	—
Impairment of assets	(606)	—	(606)		(6,240)	—	(6,240)
Gains on sales of interests in real estate	2,035	—	2,035		—	—	—
Preferred share dividends	3,962	—	3,962		3,962	—	3,962
Net income (loss)	$1,929	$—	$1,929		$(13,937)	$—	$(13,937)
Funds from operations attributable to common shareholders and OP Unit holders	$26,021	$6,317	$32,338		$19,069	$5,295	$24,364
Acquisition costs	—	—	—		3,330	—	3,330
Provision for employee separation expenses	535	—	535		—	—	—
Loss on hedge ineffectiveness	142	—	142		512	—	512
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$26,698	$6,317	$33,015		$22,911	$5,295	$28,206
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$26,698	$6,317	$33,015		$22,911	$5,295	$28,206
Adjustments:
Straight line rent	(625)	(91)	(716)		(272)	(145)	(417)
Recurring capital expenditures	(414)	(188)	(602)		(1,081)	(27)	(1,108)
Tenant allowances	(5,330)	(362)	(5,692)		(3,784)	(107)	(3,891)
Capitalized leasing costs	(1,737)	—	(1,737)		(1,655)	—	(1,655)
Amortization of above- and below-market lease intangibles	(57)	(354)	(411)		(80)	(6)	(86)
FUNDS AVAILABLE FOR DISTRIBUTION	$18,535	$5,322	$23,857		$16,039	$5,010	$21,049
Weighted average number of shares outstanding			68,973				68,566
Weighted average effect of full conversion of OP Units			8,338				2,192
Effect of common share equivalents			298				432
Total weighted average shares outstanding, including OP Units			77,609				71,190
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.42				$0.34
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS AS ADJUSTED			$0.43				$0.40
FUNDS AVAILABLE FOR DISTRIBUTION ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.31				$0.30
DIVIDEND PER COMMON SHARE			$0.21				$0.21
PAYOUT RATIOS
PAYOUT RATIO OF FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			45.1%	(1)			45.4%	(2)
PAYOUT RATIO OF FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS, AS ADJUSTED			43.8%	(1)			41.4%	(2)
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			68.8%	(1)			76.7%	(2)

(1)	Twelve months ended March 31, 2016.

(2)	Twelve months ended March 31, 2015.

Pennsylvania Real Estate Investment Trust
2016 Leasing Activity Summary

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	21	52,773	7.5	$44.48	N/A	N/A	N/A	N/A	$8.82
Over 10k sf	2	88,278	10.0	17.22	N/A	N/A	N/A	N/A	10.89
Total New Leases	23	141,051	7.7	$27.42	N/A	N/A	N/A	N/A	$10.12

Renewal Leases
Under 10k sf	51	132,725	3.9	$58.37	$52.61	$5.76	10.9%	17.2%	$0.33
Over 10k sf	1	10,377	5.0	26.51	23.51	3.00	12.8%	15.8%	—
Total Fixed Rent	52	143,102	3.9	$56.06	$50.50	$5.56	11.0%	17.1%	$0.31

Percentage in Lieu	6	30,663	1.8	$14.09	N/A	N/A	N/A	N/A	$—

Total Renewal Leases	58	173,765	3.7	$48.65	N/A	N/A	N/A	N/A	N/A

Total Non Anchor	81	314,816	4.8	$39.14

Anchor
New Leases	1	90,000	10.0	$16.60	N/A	N/A	N/A	N/A	$3.68

Renewal Leases	6	644,843	3.3	$3.53	$3.53	$—	—%	N/A	—

Total	7	734,843	4.3	$5.13

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	March 31, 2016						March 31, 2015						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	34.5%	$579	$73.97	13.2%	96.2%	94.3%	34.7%	$563	$70.34	12.9%	96.1%	94.1%	2.8%	5.2%	0.3%	0.1%	0.2%
Core Growth Malls - Major Markets	28.1%	$388	$46.10	13.1%	92.0%	88.9%	28.9%	$370	$44.51	13.3%	94.3%	89.7%	4.9%	3.6%	(0.2)%	(2.3)%	(0.8)%
Core Growth Malls - Market Dominant	17.5%	$397	$44.50	12.1%	96.5%	92.4%	17.1%	$367	$42.58	12.3%	96.4%	92.0%	8.2%	4.5%	(0.2)%	0.1%	0.4%
Non Core Malls	1.3%	$318	$28.32	12.1%	93.5%	87.9%	1.2%	$328	$26.02	11.4%	94.6%	89.9%	(3.0)%	8.8%	0.7%	(1.1)%	(2.0)%
Total Same Store Malls	81.3%	$457	$54.36	12.9%	94.4%	91.3%	81.9%	$439	$51.87	12.9%	95.3%	91.6%	4.1%	4.8%	—%	(0.9)%	(0.3)%
Non Same Store Redevelopment Mall	5.1%	$508	$69.87	14.2%	85.0%	79.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Malls	86.4%	$460	$55.13	13.0%	93.9%	90.4%	81.9%	$439	$51.87	12.9%	95.3%	91.6%	4.8%	6.3%	0.1%	(1.4)%	(1.2)%
Other Retail Properties	3.8%	N/A	$26.50	N/A	95.4%	95.0%	3.3%	N/A	$18.68	N/A	99.9%	99.9%	N/A	41.9%	N/A	(4.5)%	(4.9)%
Total Retail Properties	90.2%	N/A	$49.12	N/A	94.0%	91.0%	85.2%	N/A	$45.70	N/A	95.7%	92.5%	N/A	7.5%	N/A	(1.7)%	(1.5)%
Sold Properties (3)	7.0%	N/A	N/A	N/A	N/A	N/A	9.6%	$283	$29.18	N/A	91.1%	85.3%	N/A	N/A	N/A	N/A	N/A
Other Properties (4)	2.8%	N/A	N/A	N/A	N/A	N/A	5.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$460	$49.12		94.0%	91.0%	100.0%	$414	$43.44		94.9%	91.4%	11.1%	13.1%		(0.9)%	(0.4)%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $20.72 per square foot as of March 31, 2016 and $19.33 per square foot as of March 31, 2015.

(3)
Sold properties include Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Springfield Park, Uniontown Mall, Voorhees Town Center and Wiregrass Commons Mall. Average comp sales information as of March 31, 2015 includes Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Uniontown Mall, Voorhees Town Center and Wiregrass Commons Mall.

(4)
Operating metrics for Fashion Outlets of Philadelphia as of March 31, 2016 and 2015, respectively, are excluded because the property is under redevelopment. Operating metrics for two street level retail properties are excluded as of March 31, 2016 and 2015, respectively, because the properties are classified as held for sale.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	March 31, 2016			March 31, 2015			Change
	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)
Premier Malls
Cherry Hill Mall	$659	95.0%	94.0%	$648	93.3%	92.0%	1.7%	1.7%	2.0%
Willow Grove Park	591	97.2%	94.4%	576	96.8%	93.5%	2.6%	0.4%	0.9%
Lehigh Valley Mall	565	96.7%	94.5%	563	95.7%	93.0%	0.4%	1.0%	1.5%
Woodland Mall	544	96.3%	96.3%	557	96.7%	96.7%	(2.3)%	(0.4)%	(0.4)%
Dartmouth Mall	498	95.1%	92.0%	419	98.2%	97.1%	18.9%	(3.1)%	(5.1)%
Jacksonville Mall	486	96.9%	93.9%	462	97.6%	95.3%	5.2%	(0.7)%	(1.4)%
Premier Malls Subtotal	$579	96.2%	94.3%	$563	96.1%	94.1%	2.8%	0.1%	0.2%
Core Growth Malls - Major Markets
The Mall at Prince Georges	$459	96.8%	93.3%	$447	99.1%	98.1%	2.7%	(2.3)%	(4.8)%
Patrick Henry Mall	444	89.1%	84.1%	405	92.0%	88.4%	9.6%	(2.9)%	(4.3)%
Valley Mall	431	95.1%	91.5%	406	93.9%	89.5%	6.2%	1.2%	2.0%
Springfield Mall	411	98.1%	98.1%	403	93.2%	93.2%	2.0%	4.9%	4.9%
Francis Scott Key Mall	370	91.6%	86.9%	367	96.9%	95.1%	0.8%	(5.3)%	(8.2)%
Moorestown Mall	370	92.3%	83.1%	360	91.7%	81.3%	2.8%	0.6%	1.8%
Cumberland Mall	368	95.2%	92.7%	325	90.5%	84.3%	13.2%	4.7%	8.4%
Exton Square Mall	340	76.8%	81.0%	329	93.0%	84.6%	3.3%	(16.2)%	(3.6)%
Plymouth Meeting Mall	339	94.4%	91.2%	319	92.9%	89.2%	6.3%	1.5%	2.0%
Beaver Valley Mall	297	94.4%	87.8%	289	96.4%	92.3%	2.8%	(2.0)%	(4.5)%
Core Growth Malls - Major Markets Subtotal	$388	92.0%	88.9%	$370	94.3%	89.7%	4.9%	(2.3)%	(0.8)%
Core Growth Malls - Market Dominant
Viewmont Mall	$442	99.3%	98.2%	$409	97.2%	92.8%	8.1%	2.1%	5.4%
Capital City Mall	437	92.5%	87.3%	380	97.7%	95.7%	15.0%	(5.2)%	(8.4)%
Magnolia Mall	409	99.2%	98.3%	360	99.3%	98.4%	13.6%	(0.1)%	(0.1)%
Wyoming Valley Mall	397	94.4%	84.1%	381	95.7%	87.7%	4.2%	(1.3)%	(3.6)%
Valley View Mall	391	95.7%	94.2%	398	94.6%	92.8%	(1.8)%	1.1%	1.4%
Crossroads Mall	382	95.9%	91.1%	333	96.2%	91.7%	14.7%	(0.3)%	(0.6)%
Logan Valley Mall	337	98.0%	95.2%	319	94.5%	86.9%	5.6%	3.5%	8.3%
Core Growth Malls - Market Dominant Subtotal	$397	96.5%	92.4%	$367	96.4%	92.0%	8.2%	0.1%	0.4%

Non Core Mall
Washington Crown Center	$318	93.5%	87.9%	$328	94.6%	89.9%	(3.0)%	(1.1)%	(2.0)%
Non Core Mall Subtotal	$318	93.5%	87.9%	$328	94.6%	89.9%	(3.0)%	(1.1)%	(2.0)%
Total Same Store Malls weighted average	$457	94.4%	91.3%	$439	95.3%	91.6%	4.1%	(0.9)%	(0.3)%
Non Same Store Redevelopment Mall
Springfield Town Center	$508	85.0%	79.8%	N/A	N/A	N/A	N/A	N/A	N/A
Total Continuing Malls weighted average	$460	93.9%	90.4%	$439	95.3%	91.6%	4.8%	(1.4)%	(1.2)%
Sold Properties	N/A	N/A	N/A	$283	90.7%	84.9%	N/A	N/A	N/A
Total Malls weighted average	$460	93.9%	90.4%	$414	94.5%	90.5%	11.1%	(0.6)%	(0.1)%

(1)
Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months excluding Springfield Town Center which is 12 months.

(2)	Average comp sales and total and non anchor occupancy for Fashion Outlets of Philadelphia as of March 31, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	53	3.7%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	53	3.5%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	83	3.2%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	29	2.6%
J.C. Penney Company, Inc.	JC Penney	19	2.4%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	28	2.4%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	40	2.0%
Macy's, Inc. (3)	Bloomingdale's, Macy's	22	1.8%
Dick's Sporting Goods, Inc. (4)	Dick's Sporting Goods, Field & Stream	10	1.8%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	55	1.6%
Sears Holding Corporation (5)	Sears	17	1.5%
Forever 21, Inc.	Forever 21	9	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	37	1.4%
Regal Entertainment Group	Regal Cinemas	4	1.3%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	14	1.3%
Advent CR Holdings, Inc.	Charlotte Russe	16	1.2%
The Children's Place Retail Stores, Inc.	The Children's Place	20	1.1%
Shoe Show, Inc.	Shoe Dept., Shoe Dept. Encore	19	1.0%
Boscov's Department Store	Boscov's	6	1.0%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	0.9%
Total Top 20 Tenants		542	37.1%
Total Leases		2,277	100.0%

(1)	Excludes tenants from Fashion Outlets of Philadelphia and two street level retail properties.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a tenant owned store at Valley Mall which the tenant announced it will close in 2016.

(4)	Dick's Sporting Goods/Field and Stream concept will replace Sears at Viewmont Mall in 2017.

(5)
Includes a landlord owned store at Viewmont Mall which the Company announced will close in July 2016, and a landlord owned store at Beaver Valley Mall which the tenant will not renew at the end of its term in 2016.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of March 31, 2016
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 and Prior	134	375,289	4.0%	$17,018	$16,263	5.1%	$45.35
2016	199	552,781	5.8%	22,933	20,514	6.4%	41.49
2017	377	1,124,195	11.9%	47,745	43,479	13.5%	42.47
2018	264	1,255,418	13.3%	44,387	39,971	12.4%	35.36
2019	230	930,275	9.8%	35,251	31,927	9.9%	37.89
2020	203	1,133,210	12.0%	34,151	29,421	9.1%	30.14
2021	145	767,559	8.1%	27,222	23,355	7.3%	35.47
2022	111	401,688	4.2%	20,492	17,713	5.5%	51.01
2023	117	643,104	6.8%	25,080	22,448	7.0%	39.00
2024	147	589,039	6.2%	29,063	27,326	8.5%	49.34
2025	199	862,104	9.1%	37,608	28,463	8.8%	43.62
Thereafter	95	837,377	8.8%	27,163	20,986	6.5%	32.44
Total/Average	2,221	9,472,039	100.0%	$368,113	$321,866	100.0%	$38.86

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016 (5)	4	557,692	7.8%	$2,480	$2,480	8.1%	$4.45
2017	9	1,272,669	17.8%	4,223	3,872	12.7%	3.32
2018	5	621,219	8.7%	2,778	2,778	9.1%	4.47
2019	12	1,472,216	20.6%	5,391	5,391	17.7%	3.66
2020	8	1,027,661	14.4%	4,804	4,804	15.7%	4.67
2021	9	979,841	13.7%	5,650	4,436	14.5%	5.77
2022	5	625,280	8.8%	2,989	2,989	9.8%	4.78
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
2025	2	390,245	5.5%	1,275	1,275	4.2%	3.27
Thereafter	2	189,815	2.7%	2,489	2,489	8.2%	13.11
Total/Average	56	7,136,638	100.0%	$32,079	$30,514	100.0%	$4.49

(1)	Only includes owned space. Excludes tenants from Fashion Outlets of Philadelphia and two street level retail properties.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 381,909 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

(5)
Includes a landlord owned Sears at Viewmont Mall which the Company announced will close in July 2016, and a landlord owned store at Beaver Valley Mall which the tenant will close at the end of its term in 2016.

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2016
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	228	419	41	1,305
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	154	26	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	113	125	15	495
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	179	373	32	1,168
Springfield Town Center	VA	100%	2015	1974/2015	—	252	—	—	—	—	—	252	—	209	—	—	—	181	390	294	282	146	1,364
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	87	267	21	1,178
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	164	261	17	1,167
Total Premier Malls					178	689	277	225	165	—	73	1,607	839	845	489	—	—	181	2,354	1,207	1,881	298	7,347
Core Growth Malls - Major Markets
Beaver Valley Mall (1)	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	207	177	54	1,154
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	—	—	—	—	213	213	—	—	—	155	—	118	273	223	156	30	895
Exton Square Mall	PA	100%	2003	1973/2000	—	—	—	144	178	—	—	322	181	—	96	—	—	—	277	58	241	188	1,086
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	160	183	52	756
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	195	57	1,070
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	212	47	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	220	40	927
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	251	29	915
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	209	4	611
Valley Mall (2)	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	228	33	911
Core Growth Malls - Major Markets Subtotal					—	196	618	662	764	123	463	2,826	1,392	—	219	155	—	580	2,346	1,264	2,072	534	9,042
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of March 31, 2016 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Market Dominant
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	85	172	37	618
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	121	19	469
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	101	214	16	786
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	172	5	619
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	99	163	16	629
Viewmont Mall (3)	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	76	164	4	770
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	87	181	51	911
Core Growth Malls - Market Dominant Subtotal					—	296	905	749	—	155	226	2,331	360	—	113	—	42	—	515	621	1,187	148	4,802
Non Core Mall
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	112	35	673
Non Core Mall Subtotal					—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	112	35	673
Other Retail Properties
Gloucester Premium Outlets	NJ	25%	2013	2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37	287	46	370
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	329	56	25	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	343	54	1	705
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Other Retail Properties Subtotal					—	—	—	—	—	—	127	127	—	—	—	—	—	748	748	957	412	72	2,316

Portfolio Totals					178	1,181	1,800	1,719	929	356	973	7,136	2,731	845	821	155	42	1,509	6,103	4,190	5,664	1,087	24,180

(1)	Sears announced it will close this landlord owned store at the end of its lease term in 2016.

(2)	Macy's announced it will close this tenant owned store in 2016.

(3)	The Company announced it will close this landlord owned Sears location in July 2016.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of March 31, 2016

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory (1)	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2021	—
Jacksonville Mall	2021	—	—	—	—	2020	—	—	—	—	2021	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Springfield Town Center	—	—	—	—	—	(2)	—	—	2025	—	—	(2)
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls - Major Markets
Beaver Valley Mall (4)	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	—	—	—	—	—	—	—
Exton Square Mall (5)	—	—	2019	—	—	—	—	—	(2)	—	2019	—
Francis Scott Key Mall	—	—	—	—	—	2021	—	—	(2)	—	2018	—
Moorestown Mall	—	—	2020	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2020	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2021	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2021	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall (6)	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of March 31, 2016 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory (1)	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Core Growth Malls - Market Dominant
Capital City Mall	—	—	—	—	—	2020	—	—	(2)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2017	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2019	—
Magnolia Mall	2021	—	—	—	—	2022	—	—	—	—	2017	—
Valley View Mall	—	(2)	—	—	—	2020	—	—	(2)	—	(2)	—
Viewmont Mall (7)	—	—	—	—	—	2016	—	—	(2)	—	2020	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2020	—	2017	—

Non Core Mall
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—

Other Retail Properties
Gloucester Premium Outlets	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Total PREIT Owned Department Stores	3	3	5	2	—	15	—	—	6	2	13	1
Total Non-PREIT Owned Department Stores	—	1	1	—	1	4	1	1	16	—	4	3

(1)	Total PREIT owned Burlington Coat Factory stores includes one store located at Fashion Outlets of Philadelphia.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	Sears announced it will close this landlord owned store at the end of its lease term in 2016.

(5)	The Company announced it executed a lease with Round 1 Entertainment, which will occupy 58,000 sf in the lower level of the former JCPenney.

(6)	Macy's announced it will close this tenant owned store at this property in 2016.

(7)	The Company executed a lease to bring Dick's Sporting Goods and Field & Stream in the location currently occupied by Sears. In connection with this lease, Sears will close in July 2016.

Pennsylvania Real Estate Investment Trust
Vacant Anchor Summary

	Former Tenant			Replacement Tenant(s)
Property	Name	GLA	Date Vacated	Name	GLA	Actual/Expected Occupancy Date	Date Decommissioned
Cumberland Mall	JC Penney	51,352	Q315	Dick's Sporting Goods	50,000	Q117	Q315
Exton Square Mall	JC Penney	118,000	Q215	Round 1	51,000	Q416	Q215
Exton Square Mall	K Mart	96,268	Q116	Whole Foods	58,000	Q417	N/A
Valley Mall	Macy's	120,000	Q116	TBD	N/A	N/A	N/A
Viewmont Mall	Sears	193,150	Q316	Dick's Sporting Goods/Field & Stream	90,000	Q217	N/A

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	March 31, 2016			December 31, 2015
	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure
ASSETS
Investments in real estate, at cost
Operating properties	$3,305,542	$303,683	$3,609,225	$3,297,520	$302,570	$3,600,090
Construction in progress	66,497	64,657	131,154	64,019	62,642	126,661
Land held for development	5,906	—	5,906	6,350	—	6,350
Total investments in real estate	3,377,945	368,340	3,746,285	3,367,889	365,212	3,733,101
Accumulated depreciation	(1,046,632)	(97,981)	(1,144,613)	(1,015,647)	(95,768)	(1,111,415)
Net investments in real estate	2,331,313	270,359	2,601,672	2,352,242	269,444	2,621,686
Investments in partnerships, at equity	157,995	(157,995)	—	161,029	(161,029)	—
Other assets:
Cash and cash equivalents	30,453	11,738	42,191	22,855	14,899	37,754
Rent and other receivables (2)	32,562	3,547	36,109	40,324	4,761	45,085
Intangible assets, net	21,717	4,692	26,409	22,248	4,820	27,068
Deferred costs and other assets, net	89,974	9,358	99,332	75,450	9,903	85,353
Assets held for sale	23,371	—	23,371	126,244	—	126,244
Total assets	$2,687,385	$141,699	$2,829,084	$2,800,392	$142,798	$2,943,190
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,247,173	$201,918	$1,449,091	$1,321,331	$201,272	$1,522,603
Term Loans	398,160	—	398,160	398,040	—	398,040
Revolving Facility	115,000	—	115,000	65,000	—	65,000
Tenants’ deposits and deferred rent	17,741	3,294	21,035	14,631	3,492	18,123
Distributions in excess of partnership investments	64,712	(64,712)	—	65,547	(65,547)	—
Fair value of derivative instruments	7,248	—	7,248	2,756	—	2,756
Liabilities related to assets held for sale	—	—	—	69,918	—	69,918
Other liabilities	76,679	1,199	77,878	78,539	3,581	82,120
Total liabilities	1,926,713	141,699	2,068,412	2,015,762	142,798	2,158,560
Equity:
Total equity	760,672	—	760,672	784,630	—	784,630
Total liabilities and equity	$2,687,385	$141,699	$2,829,084	$2,800,392	$142,798	$2,943,190

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $26.8 million ($23.0 million consolidated, $3.8 million unconsolidated) as of March 31, 2016 and $27.9 million ($24.2 million consolidated, $3.7 million unconsolidated) as of December 31, 2015.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	March 31, 2016				December 31, 2015
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$75,484	$—	$34,389	$41,095	$75,451	$—	$33,555	$41,896
Capital City Mall	108,551	55	38,202	70,404	108,254	30	37,284	71,000
Cherry Hill Mall	472,764	—	191,288	281,476	472,726	—	185,049	287,677
Crossroads Mall	49,269	196	17,283	32,182	49,253	198	16,811	32,640
Cumberland Mall	70,879	352	20,182	51,049	70,791	301	19,560	51,532
Dartmouth Mall	67,869	—	34,397	33,472	67,822	—	33,870	33,952
Exton Square Mall	157,991	7,459	45,843	119,607	157,807	3,919	44,755	116,971
Francis Scott Key Mall	90,480	1,152	32,558	59,074	90,349	—	31,647	58,702
Jacksonville Mall	84,779	—	30,743	54,036	84,467	—	29,963	54,504
Logan Valley Mall	104,967	—	35,023	69,944	101,991	2,381	34,302	70,070
Magnolia Mall	90,095	7	40,303	49,799	90,095	4	39,537	50,562
Moorestown Mall	144,647	1,125	45,886	99,886	144,173	379	44,234	100,318
Patrick Henry Mall	146,229	9	59,443	86,795	145,852	—	58,362	87,490
Plymouth Meeting Mall	175,178	1,010	63,982	112,206	174,040	86	61,886	112,240
The Mall at Prince Georges	104,185	63	49,164	55,084	103,950	—	48,364	55,586
Springfield Town Center	476,215	—	11,687	464,528	474,984	—	8,545	466,439
Valley Mall	102,674	738	36,500	66,912	101,594	892	34,843	67,643
Valley View Mall	79,011	—	23,474	55,537	79,009	—	22,841	56,168
Viewmont Mall	101,694	86	33,855	67,925	101,679	22	32,920	68,781
Washington Crown Center	52,059	—	19,026	33,033	52,059	—	18,550	33,509
Willow Grove Park	238,501	200	82,939	155,762	238,499	200	80,707	157,992
Woodland Mall	193,849	—	58,565	135,284	193,801	—	57,033	136,768
Wyoming Valley Mall	112,874	—	41,730	71,144	112,869	—	40,801	72,068
Total Consolidated Malls	3,300,244	12,452	1,046,462	2,266,234	3,291,515	8,412	1,015,419	2,284,508
Unconsolidated Malls
Fashion Outlets of Philadelphia	84,533	62,360	14,244	132,649	84,532	60,727	13,381	131,878
Lehigh Valley Mall	46,966	545	25,066	22,445	46,883	677	24,743	22,817
Springfield Mall	57,355	63	18,516	38,902	57,355	59	18,139	39,275
Total Unconsolidated Malls	188,854	62,968	57,826	193,996	188,770	61,463	56,263	193,970
TOTAL MALLS	$3,489,098	$75,420	$1,104,288	$2,460,230	$3,480,285	$69,875	$1,071,682	$2,478,478
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	March 31, 2016				December 31, 2015
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (2)	$1,515	$—	$93	$1,422	$1,515	$—	$86	$1,429
Sunrise Plaza (3)	—	31	—	31	—	1,592	—	1,592
Total Consolidated Other Retail Properties	1,515	31	93	1,453	1,515	1,592	86	3,021
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	26,864	183	681	26,366	25,835	364	414	25,785
Metroplex Shopping Center	42,913	30	23,797	19,146	42,913	30	23,635	19,308
The Court at Oxford Valley	27,335	—	10,227	17,108	27,335	—	10,085	17,250
Red Rose Commons	11,421	—	3,291	8,130	11,421	—	3,239	8,182
Total Unconsolidated Other Retail Properties	108,533	213	37,996	70,750	107,504	394	37,373	70,525
TOTAL OTHER RETAIL PROPERTIES	$110,048	$244	$38,089	$72,203	$109,019	$1,986	$37,459	$73,546
Consolidated Properties Under Development
Springhills	$—	$19,228	$—	$19,228	$—	$19,229	$—	$19,229
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,014	—	54,014	—	54,015	—	54,015
Unconsolidated Properties Under Development
Pavilion at Market East	6,296	785	2,159	4,922	6,296	785	2,132	4,949
Total Unconsolidated Properties Under Development	6,296	785	2,159	4,922	6,296	785	2,132	4,949
Other Properties
Land held for development - consolidated	5,906	—	—	5,906	6,349	—	—	6,349
Voorhees Town Center Office Building	3,783	—	77	3,706	4,491	—	142	4,349
Total Other Properties	9,689	—	77	9,612	10,840	—	142	10,698
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$15,985	$54,799	$2,236	$68,548	$17,136	$54,800	$2,274	$69,662
TOTAL INVESTMENT IN REAL ESTATE	$3,615,131	$130,463	$1,144,613	$2,600,981	$3,606,440	$126,661	$1,111,415	$2,621,686
CONSOLIDATED PROPERTIES	$3,311,448	$66,497	$1,046,632	$2,331,313	$3,303,870	$64,019	$1,015,647	$2,352,242
UNCONSOLIDATED PROPERTIES	303,683	63,966	97,981	269,668	302,570	62,642	95,768	269,444
TOTAL INVESTMENT IN REAL ESTATE	$3,615,131	$130,463	$1,144,613	$2,600,981	$3,606,440	$126,661	$1,111,415	$2,621,686

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Consists of one operating parcel and two vacant parcels remaining after the sale of the property in 2010.

(3)	Consists of one parcel remaining after the sale of the property in 2010. The Company sold the parcel in July 2015.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended March 31, 2016
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$5,793	$2,196	$7,989
New development projects	—	469	469
Tenant allowances	5,330	362	5,692
Recurring capital expenditures:
CAM expenditures	359	187	546
Non-CAM expenditures	55	1	56
Total recurring capital expenditures	414	188	602
Total	$11,537	$3,215	$14,752

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of March 31, 2016
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,245,630	63.3%	$5,844	0.3%	$1,251,474	63.6%
Unconsolidated mortgage loans payable (3)	179,613	9.1%	23,065	1.2%	202,678	10.3%
Term Loans (4)	378,050	19.2%	21,950	1.1%	400,000	20.3%
2013 Revolving Facility	—	—%	115,000	5.8%	115,000	5.8%
TOTAL OUTSTANDING DEBT	$1,803,293	91.6%	$165,859	8.4%	$1,969,152	100.0%
AVERAGE STATED INTEREST RATE	4.32%		1.82%		4.11%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $4,301.

(3)	Excludes deferred financing costs of $760.

(4)	Excludes deferred financing costs of $1,840.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	12/31/2015	$1,588,654	$65,000	$400,000	$2,053,654
Mortgage loan amortization		(5,080)	—	—	(5,080)
Valley Mall mortgage loan repayment		(78,996)	—	—	(78,996)
Lycoming Mall mortgage loan repayment		(32,797)	—	—	(32,797)
New River Valley Mall mortgage loan repayment		(28,050)	—	—	(28,050)
Viewmont Mall additional mortgage loan financing		9,000	—	—	9,000
Gloucester Premium Outlet construction loan draw		1,421	—	—	1,421
2013 Revolving Facility, net		—	50,000	—	50,000
Ending Balance	3/31/2016	$1,454,152	$115,000	$400,000	$1,969,152
Weighted Average Balance		$1,556,375	$78,187	$400,000	$2,034,562

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2016	14,460	(1,014)	140,484	—	—	(360)	153,570
2017	19,704	(1,074)	153,283	—	—	(479)	171,434
2018	20,543	(660)	88,121	115,000	—	(479)	222,525
2019	21,481	(605)	—	—	150,000	(304)	170,572
2020	21,303	(557)	85,680	—	150,000	(214)	256,212
Thereafter	58,748	(1,151)	830,345	—	100,000	(4)	987,938
	$156,239	$(5,061)	$1,297,913	$115,000	$400,000	$(1,840)	$1,962,251

(1)
The weighted average period to mortgage loan maturity is 5.53 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2016	$140,484	5.58%
2017	153,412	5.46%
2018	88,121	3.27%
2019	—	N/A
2020	93,853	5.90%
Thereafter	978,282	4.26%
Total	$1,454,152	4.56%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of March 31, 2016
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Woodland Mall (2)	$140,484	5.58%	$10,760	$140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,384	150,000	June 2017	June 2017
Francis Scott Key Mall (3)	62,625	3.71%	2,350	62,625	Mar 2018	Mar 2018
Valley View Mall	29,590	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	64,263	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (3)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Red Rose Commons	13,904	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	28,517	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	61,984	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	47,683	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	291,857	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	63,520	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	40,640	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	76,953	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	95,193	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall	32,290	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	168,741	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,425,244	4.61%	$87,646	$1,269,134
Variable Rate Mortgage Loans
Pavilion East Associates	$3,412	3.25%	$202	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	3.04%	178	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets	19,652	1.93%	380	19,652	June 2018	June 2019
Total Variable Rate Mortgage Loans	$28,908	2.31%	$760	$28,779
Total Mortgage Loans	$1,454,152	4.56%	$88,406	$1,297,913
CONSOLIDATED MORTGAGE LOANS	$1,251,474	4.50%	$75,034	$1,118,498
CONSOLIDATED DEFERRED FINANCING FEES	(4,301)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS	202,678	4.95%	13,372	179,415
UNCONSOLIDATED DEFERRED FINANCING FEES	(760)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (3)	150,000	3.17%	4,750	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (3)	100,000	3.50%	3,497	100,000	Jan 2021	Jan 2021
2015 5 YEAR TERM LOAN FIXED (3)	128,050	3.15%	4,040	128,050	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	21,950	1.89%	415	21,950	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(1,840)	N/A	N/A	N/A
2013 REVOLVING FACILITY	115,000	1.69%	1,941	115,000	June 2018	June 2020
Total	$1,962,251	4.11%	$103,049	$1,812,913
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.15%	—	—
EFFECTIVE INTEREST RATE	$1,962,251	4.26%	$103,049	$1,812,913

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	In April 2016, the Company repaid this mortgage loan and subsequently obtained a new mortgage loan of $130.0 million. The mortgage loan was swapped to a fixed interest rate of 3.02%.

(3)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

March 31, 2016
Consolidated Liabilities to Gross Asset Value	52.79%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	37.20%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.00
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.93
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	15.80%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2015 Annual Report on Form 10-K dated February 26, 2016.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of March 31, 2016

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION	YEAR OF STABILIZATION
	(in millions)	(in millions)	(in millions)
Fashion Outlets of Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305.0-$365.0	$32.8	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail and destination dining and entertainment experiences.

Exton Square Mall - Phase I Exton, PA	$30.0-$33.0	$30.0-$33.0	$7.5	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

Plymouth Meeting Mall Plymouth Meeting, PA	$6.6-$7.3	$6.6-$7.3	$1.0	8-9%	2016	2017	2018
-Addition of 33,000 sf Legoland Discovery Center, one of nine in the United States.

Cumberland Mall Vineland, NJ	$7.5-$8.3	$7.5-$8.3	$0.4	10-11%	2016	2016	2017
-Opening a Dick's Sporting Goods in the former JCPenney anchor store location in early 2017.

Viewmont Mall Scranton, PA	$15.8	$15.8	$0.1	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream concept to replace Sears anchor store location.

The Mall at Prince Georges Hyattsville, MD	$29.3	$29.3	$0.1	8-9%	2016	2017	2018
-Property remerchandising, including H&M, with additional opportunities to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $15.0 million of approved public financing grants that will be a reduction of costs, but do not include additional pending grants totaling $30.0 million, which if received will further reduce Total Project Costs to $275.0 -$335.0 million.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three months ended March 31, 2016 and 2015 to show the effect of acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to mortgage prepayment penalty, accelerated amortization of deferred financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expense of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any . It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

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current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

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potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	risks related to our development and redevelopment activities;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our substantial debt and the stated value of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

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our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.